Fees Summary	Jan. 08, 2026 USD ($)
Fees Summary [Line Items]
Total Offering	$ 1,998,946,000
Previously Paid Amount	0
Total Fee Amount	276,054.45
Total Offset Amount	$ 0
Narrative Disclosure	The prospectus supplement to which this Exhibit is attached is a final prospectus for the related offerings. The maximum aggregate offering price of those offerings is $1,998,946,000.
Net Fee	$ 276,054.45
Narrative - Max Aggregate Offering Price	$ 1,998,946,000
Final Prospectus	true